SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 4, 2002

                              _____________________

                                ALBERTSON'S, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     1-6187                 82-0184434
 ______________________________ _______________________ _______________________
(State or other jurisdiction of (Commission File Number)(IRS Employer
         incorporation)                                   Identification No.)


              250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho      83726
              _______________________________________________    __________
                 (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (208) 395-6200
                                                           ______________

 ______________________________________________________________________________

Item 9.  Regulation FD Disclosure

     On September 4, 2002, each of the Principal Executive Officer, Lawrence R. Johnston, and Principal Financial Officer, Felicia D. Thornton, of Albertson's, Inc., submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ALBERTSON'S, INC.



                                             BY: /s/ Felicia D. Thornton
                                                 _______________________
                                                 Felicia D. Thornton
                                                 Executive Vice President
                                                 and Chief Financial Officer

Date:  September 4, 2002

_______________________________________________________________________________

Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated September 4, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated September 4, 2002